Invenomic Fund

Super Institutional Class (Symbol: BIVSX)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated July 1, 2019

to the Prospectus dated April 5, 2019

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and should be read in conjunction with the Fund’s current Prospectus and Statement of Additional Information.

On June 26, 2019, the shareholders of the Fund approved a new investment advisory agreement, by and between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and Invenomic Capital Management, LP (“Invenomic”), the new investment adviser to the Fund. The new advisory agreement with Invenomic was effective July 1, 2019.

At a meeting held on April 16-17, 2019 (the “Meeting”), Balter Liquid Alternative, LLC (“BLA”) advised the Board of Trustees of the Trust (the “Board”) that it wished to step down as the investment adviser to the Fund, and that the Fund’s sub-adviser, Invenomic wished to become the successor investment adviser. At the Meeting, the Board approved the new advisory agreement and shareholders were asked to approve the new advisory agreement. Ben Deschaine, who was a portfolio manager of the Fund as an employee of BLA, will continue to be a portfolio manager of the Fund, along with Ali Motamed, as employees of Invenomic.

Effective July 1, 2019, all references to and disclosure regarding Balter Liquid Alternative, LLC as the Fund’s current investment adviser, Invenomic Capital Management LP as the Fund’s current sub-adviser and the Fund’s portfolio managers in the Fund’s Prospectus have been deleted and replaced as follows:

Prospectus

Summary Section – Fees and Expenses of the Fund

The following disclosure included under Footnote 2 to the Fee Table under the heading “Summary Section – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Pursuant to an operating expense limitation agreement between Invenomic Capital Management LP (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets, for Institutional Class, Investor Class shares and Super Institutional Class, respectively, through February 28, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Prospectus

Summary Section – Investment Adviser

The following disclosure included under the heading “Summary Section – Investment Adviser”, “Summary Section – Investment Sub-Adviser” and “Summary Section – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Investment Adviser. Invenomic Capital Management, LP serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Managers. The following serve as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
Ali Motamed	Lead Portfolio Manager	May 2017
Ben R. Deschaine, CAIA, CIO	Portfolio Manager	May 2017

Prospectus

Management of the Fund – The Adviser

The following disclosure included under the heading “Management of the Fund” is hereby deleted in its entirety and replaced with the following:

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Invenomic Capital Management LP, located at 211 Congress Street, 7th Floor, Boston, MA 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.74% of the Fund’s average daily net assets, payable on a monthly basis. Prior to April 5, 2019, the Fund compensated the previous Adviser for its investment advisory services at the annual rate of 2.00% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets, for Institutional Class, Investor Class and Super Institutional Class shares, respectively, through February 28, 2021, subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal year ended October 31, 2018, the previous Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.81% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders dated April 30, 2019.

Portfolio Managers

The following provides additional information about the portfolio managers who are responsible for the day-to-day management of the Fund’s assets. Mr. Motamed serves as the lead portfolio manager of the Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

Ali Motamed. Mr. Motamed is the Managing Partner of the Sub-Adviser. Prior to forming the Sub-Adviser, he was a Senior Analyst and a Portfolio Manager with Robeco Investment Management, Inc. (“RIM”), specializing in fundamental research of stocks held in the Boston Partners Long/Short Equity Fund and related strategy. He joined the RIM in 2003, having previously held positions at Deutsche Bank and BT Wolfensohn, where he was a member of the global mergers and acquisitions teams. Mr. Motamed holds a B.A. degree in economics with a minor in accounting from the University of California, Los Angeles, and an M.B.A. degree from Harvard Business School. He holds the Chartered Financial Analyst designation. He has over fifteen years of experience.

Benjamin R. Deschaine, CAIA. Mr. Deschaine, a Partner and the Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

Prospectus

Back Cover – Investment Adviser

The disclosure under the heading “Investment Adviser” and “Investment Sub-Adviser” is deleted and replaced with the following:

Investment Adviser

Invenomic Capital Management, LP

211 Congress Street, 7th Floor

Boston, MA 02110

This Supplement and the existing Prospectus dated April 5, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated April 5, 2019 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-466-3406.

Invenomic Fund

Super Institutional Class (Symbol: BIVSX)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated July 1, 2019

to the Fund’s Statement of Additional Information (“SAI”)

dated April 5, 2019

The following provides new and additional information beyond that contained in the Fund’s current SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On June 26, 2019, the shareholders of the Fund approved a new investment advisory agreement, by and between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and Invenomic Capital Management, LP (“Invenomic”), the new investment adviser to the Fund. The new advisory agreement with Invenomic was effective July 1, 2019.

At a meeting held on April 16-17, 2019 (the “Meeting”), Balter Liquid Alternative, LLC advised the Board of Trustees of the Trust (the “Board”) that it wished to step down as the investment adviser to the Fund, and that the Fund’s sub-adviser, Invenomic wished to become the successor investment adviser. At the Meeting, the Board approved the new advisory agreement and shareholders were asked to approve the new advisory agreement. Ben Deschaine, who was a portfolio manager of the Fund as an employee of BLA, will continue be a portfolio manager of the Fund, along with Ali Motamed, as an employee of Invenomic.

Effective July 1, 2019, all references to and disclosure regarding Balter Liquid Alternatives, LLC as the Fund’s current investment adviser, Invenomic Capital Management LP as the Fund’s current sub-adviser and the Fund’s portfolio managers in the Fund’s SAI have been deleted and replaced as follows:

Statement of Additional Information – The Trust

The sixth and seventh paragraphs under the heading “Investment Adviser” are deleted in their entirety and replaced with the following:

Invenomic Capital Management, LP (the “Adviser”) serves as the investment adviser to the Fund.

Statement of Additional Information – Investment Adviser and Portfolio Managers

The disclosure under the heading “Investment Adviser”, “Sub-Adviser” and “Portfolio Managers” is deleted and replaced with the following:

As stated in the Prospectus, investment advisory services are provided to the Fund by Invenomic Capital Management, LP (“Invenomic” or the “Adviser”), located at 211 Congress St, 7th Floor, Boston, MA 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Invenomic is registered as an investment adviser with the SEC. Invenomic was founded in December

2015 as a limited partnership incorporated in Delaware and Ali Motamed is the principal owner and control person

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on April 16-17, 2019.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.74% of the Fund’s average daily net assets. Prior to April 5, 2019, the Fund paid the previous investment adviser, Balter Liquid Alternatives, LLC, a management fee at the annual rate of 2.00% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2021, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Super Institutional Class	1.98%
Institutional Class	2.23%
Investor Class	2.48%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund. Mr. Motamed serves as the lead portfolio manager for the Fund.

Ali Motamed. Mr. Motamed is the Managing Partner of the Adviser and Lead Portfolio Manager of the Fund. Prior to forming the Adviser, he was a senior analyst and a portfolio manager with Robeco Investment Management, Inc. (“RIM”), specializing in fundamental research of stocks held in the Boston Partners Long/Short Equity Fund and related strategy. He joined the RIM in 2003, having previously held positions at Deutsche Bank and BT Wolfensohn, where he was a member of the global mergers and acquisitions teams. Mr. Motamed holds a B.A. degree in economics with a minor in accounting from the University of California, Los Angeles, and an M.B.A. degree from Harvard Business School. He holds the Chartered Financial Analyst designation. He has over fifteen years of experience.

Benjamin R. Deschaine. CAIA. Mr. Deschaine, is the President of the Adviser and Co-Portfolio Manager of the Fund. Prior to joining the Adviser, he was a Partner and the Chief Investment Officer of Balter Liquid Alternatives, LLC. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the portfolio managers of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of July 1, 2019.

Portfolio Managers	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Ali Motamed	0	$0	1	$9 million	0	$0
Ben R. Deschaine	0	$0	1	$9 million	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The Adviser has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example,

the Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. The Portfolio managers may be responsible for managing multiple funds and/or accounts and may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

The Adviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the U.S. Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages. If the structure of the Adviser’s fee differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. A portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager

Portfolio Managers’ Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

The portfolio managers receive a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by several factors, including the annual performance of the strategy, the performance over various other time periods, the total value of the assets in the strategy, the profitability of the Adviser, and trends in industry compensation levels and practices. The portfolio managers are also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits and participation in a retirement plan program. Mr. Motamed also has an ownership interest in the Adviser, and therefore receives a portion of its profits.

Portfolio Managers’ Ownership of the Fund

As of July 1, 2019, the following portfolio managers beneficially owned shares of the Fund:

Portfolio Manager	Dollar Range of Shares Owned
Ali Motamed	Over $1 million
Ben R. Deschaine	Over $100,000

Statement of Additional Information – Appendix B, Proxy Voting Policy

The Proxy Voting Policy is deleted and replaced with the following:

Invenomic has retained a third-party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to ensure that:

• proxies are being properly voted;

• appropriate records are being retained;

• the proxy advisory firm’s conflict policies and procedures are robust; and

• there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

If there are any securities for which the third-party proxy advisory firm is unable to provide a voting recommendation or assist in voting proxies, the portfolio managers, with the assistance of the Chief Compliance Officer, will:

• keep a record of each proxy received and how voted;

• determine which accounts managed by the Company hold the security to which the proxy relates; and

• absent conflicts of interest, determine how the Company should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

The Chief Compliance Officer will have the responsibility of ensuring that the Company complies with the Proxy Voting Policies and Procedures

This Supplement and the existing SAI dated April 5, 2019, provides relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated April 5, 2019 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-466-3406.